Exhibit 10.8

Execution Version

AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of March 28, 2018 (this “Amendment”), by and among Hoya Midco, LLC (the “Borrower”), Hoya Intermediate, LLC (“Holdings”), the other Loan Parties listed on the signature pages hereto, each of the Lenders, Barclays Bank PLC, as the New Lender (as defined below), and Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, an Issuing Bank and Swing Line Lender, to the First Lien Credit Agreement, dated as of June 30, 2017 among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto (as amended prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 9.02 of the Credit Agreement provides that the Borrower may amend the Credit Agreement with the consent of the Administrative Agent and the requisite number of Lenders as set forth therein;

WHEREAS, each of Barclays Bank PLC (acting through such of its affiliates or branches as it deems appropriate), RBC Capital Markets (acting through such of its affiliates or branches as it deems appropriate), SunTrust Robinson Humphrey, Inc. (acting through such of its affiliates or branches as it deems appropriate) and Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate) have been appointed as Amendment No. 1 Arrangers (as defined below) and are acting as joint lead arrangers and bookrunners for this Amendment (in such capacities, the “Amendment No. 1 Arrangers”);

WHEREAS, the Lenders party to this Amendment constitute Required Lenders under the Credit Agreement on the Amendment No. 1 Effective Date;

WHEREAS, (i) each Lender holding Initial Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Term Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Term Lender”) substantially in the form of Exhibit A hereto (an “Amendment No. 1 Term Consent”) shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Term Loans and (x) if such Consenting Term Lender elects the “Cashless Amendment” option on the Amendment No. 1 Term Consent, such Consenting Term Lender will retain its Existing Term Loans as amended by this Amendment No. 1 and (y) if such Consenting Term Lender elects the “Post-Closing Settlement” option on the Amendment No. 1 Term Consent, the entire amount of such Consenting Term Lender’s Existing Term Loans will be assigned to such Consenting Term Lender, its affiliate or the New Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Term Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Term Lender shall purchase by assignment Initial Term Loans in an equal principal amount as its Existing Term Loans or such lesser amount allocated to such Consenting Term Lender by the Amendment No. 1 Arrangers, (ii) each Lender holding Revolving Commitments immediately prior to the Amendment No. 1 Effective Date (the “Existing Revolving Commitments” and, together with the Existing Term Loans, the “Existing Loans”) that executes and delivers a signature page hereto (each, a “Consenting Revolving Lender” and, together with each Consenting Term Lender, collectively, the “Consenting Lenders”) shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to any Revolving Loans outstanding under its Existing Revolving Commitments immediately prior to the Amendment No. 1 Effective Date (the “Existing Revolving Loans”) and such Consenting Revolving Lender will retain its Existing Revolving Loans and Existing Revolving Commitments as amended by this Amendment No. 1, (iii) each Lender holding Existing Loans that does not execute and deliver an Amendment No. 1 Term Consent (each, a “Non-Consenting Lender”), shall be required to assign the entire amount of its Existing Loans to Barclays Bank PLC (in such capacity, the “New Lender”) in accordance with Section 9.02 of the Credit Agreement and such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Existing Loans so assigned and (iv) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 1 Effective Date, with respect to the Existing Term Loans;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article II hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of March 28, 2018.

“Amendment No. 1 Arrangers” means each of Barclays Bank PLC (acting through such of its affiliates or branches as it deems appropriate), RBC Capital Markets (acting through such of its affiliates or branches as it deems appropriate), SunTrust Robinson Humphrey, Inc. (acting through such of its affiliates or branches as it deems appropriate) and Jefferies Finance LLC (acting through such of its affiliates or branches as it deems appropriate), as joint lead arrangers and bookrunners in connection with Amendment No. 1.

“Amendment No. 1 Consent” has the meaning assigned to such term in the recitals to Amendment No. 1.

“Amendment No. 1 Effective Date” means March 28, 2018, the date of effectiveness of Amendment No. 1.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b) The definition of “Agent” in Section 1.01 of the Credit Agreement is hereby amended by inserting after “each Joint Lead Arranger,” the following: “each Amendment No. 1 Arranger,”.

(c) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

““Applicable Rate” means, for any day, (x) with respect to any Initial Term Loan, (i) 2.50% per annum, in the case of an ABR Loan, or (ii) 3.50% per annum, in the case of a Eurodollar Loan and (y) with respect to any Revolving Loan, (i) from the Amendment No. 1 Effective Date until the date on which a Compliance Certificate is delivered pursuant to Section 5.01(d) in respect of the first full fiscal quarter after the Amendment No. 1 Effective Date, (A) 2.50% per annum, in the case of an ABR Loan, or (B) 3.50% per annum, in the case of a Eurodollar Loan, and (ii) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Senior Secured First Lien Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(d):

Applicable Rate
Pricing Level	Senior Secured First Lien Net Leverage Ratio	Eurodollar Loans	ABR Loans
1	> 4.50:1.00	3.50%	2.50%
2	≤ 4.50:1.00 and > 4.00:1.00	3.25%	2.25%
3	≤ 4.00:1.00	3.00%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(d); provided that if such Compliance Certificate is not delivered in accordance with Section 5.01(d), the Applicable Rate with respect to Revolving Loans shall be set at the margin in the row styled “Pricing Level 1” as of the first day of the month following the end of the quarter for which the Compliance Certificate was not delivered until the date on which such Compliance Certificate is delivered (on which date, the Applicable Rate with respect to Revolving Loans shall be set at the margin based upon the calculations disclosed by such certification).

In the event that the Compliance Certificate setting forth the Senior Secured First Lien Net Leverage Ratio previously delivered pursuant to Section 5.01(d) was inaccurate (and such inaccuracy is discovered while any Revolving Commitments are outstanding), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for the Revolving Loans for any period (an “Applicable Period”) than the Applicable Rate for Revolving Loans applied for such Applicable Period, then, to the extent any Revolving Commitments are outstanding at such time, (i) the Borrower shall as soon as practicable deliver to the Administrative Agent the correct certified calculation of the Senior Secured First Lien Net Leverage Ratio for such Applicable Period, (ii) the

Applicable Rate for Revolving Loans for such Applicable Period shall be determined as if the level for such higher Applicable Rate for Revolving Loans was applicable for such Applicable Period, and (iii) the Borrower shall within ten Business Days of written demand thereof by the Administrative Agent pay to the Administrative Agent the accrued additional interest with respect to Revolving Loans owing as a result of such increased Applicable Rate for the Revolving Loans for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with this Agreement.”

(d) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting after “any Refinancing Amendment,” the following: “Amendment No. 1,”.

(e) The reference to “Effective Date” in Section 2.11(a)(i) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 1 Effective Date”.

(f) Section 2.13 of the Credit Agreement is hereby amended by adding the following new clause (f) thereto:

“(f) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.14(a) or (b) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 2.14 have not arisen but the supervisor for the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor (acting reasonably) to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

(g) The reference to “Effective Date” in Section 2.21(b) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 1 Effective Date”.

(h) Section 7.03 of the Credit Agreement is hereby amended by deleting the second paragraph and replacing it as follows:

“SECOND, to the payment in full of the Secured Obligations that constitute Senior Secured First Lien Indebtedness (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Secured Obligations owed to them on the date of any such distribution); provided that such payment shall be applied (w) first, to the portion of such Secured Obligations constituting accrued and unpaid fees, indemnities and other amounts (other than principal and interest) payable to the Lenders in respect of the Loans, (x) second, to the portion of such Secured Obligations constituting such accrued and unpaid interest in respect of the Loans, (y) third, to all other Secured Obligations;”

(i) Section 8.08 of the Credit Agreement is hereby amended by replacing the word “nor” immediately before “any person named on the cover page” with a comma followed by the words “any Amendment No. 1 Arranger nor”.

(j) Article 9 of the Credit Agreement is hereby amended by adding the following new Section 9.21 thereto:

“Section 9.21 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender under the Credit Agreement and (y) covenants, from the date such Person became a Lender under the Credit Agreement to the date such Person ceases being a Lender party to the Amended Credit Agreement, for the benefit of the Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time (“PTEs”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Facility Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender under the Credit Agreement and (y) covenants, from the date such Person became a Lender under the Credit Agreement to the date such Person ceases being a Lender under the Amended Credit Agreement, for the benefit of the Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agents under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the obligations under any Loan Document),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement is a fiduciary under ERISA or the US Internal Revenue Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Agents or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or the Amended Credit Agreement.

(c) The Agents hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and the Amended Credit Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):

(a) The Administrative Agent (or its counsel) shall have received from (i) the New Lender, (ii) the Administrative Agent, (iii) each Revolving Lender and (iv) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. The Administrative Agent (or its counsel) shall have received from each Consenting Lender, constituting at least the Required Lenders immediately prior to giving effect to the Amendment No. 1 Effective Date, a duly executed Amendment No. 1 Term Consent. Each Non-Consenting Lender shall have executed an Assignment and Assumption assigning all of such Non-Consenting Lender’s Existing Loans to the New Lender or shall have been deemed to have executed such an Assignment and Assumption in accordance with Sections 9.02(c) and 9.04(b)(ii) of the Credit Agreement.

(b) The Administrative Agent shall have received (i) such customary resolutions or other action of each Loan Party as the Administrative Agent may require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) with respect to Borrower and Holdings, such documents and certifications (including, without limitation, incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Borrower and Holdings is duly organized or formed, and that each of the Borrower and Holdings is validly existing and in good standing and (iii) bring down good standing certificates of each Loan Party dated as of a recent date.

(c) Holdings, the Borrower and each of the Subsidiary Guarantors shall have provided the documentation and other information reasonably requested in writing at least five (5) days prior to the Amendment No. 1 Effective Date by the Consenting Lenders as they reasonably determine is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the Amendment No. 1 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree).

(d) The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders holding Existing Loans all accrued and unpaid interest on such Existing Loans to, but not including, the Amendment No. 1 Effective Date.

(e) All costs, fees, expenses (including without limitation legal fees and expenses, title premiums, survey charges and recording taxes and fees) and other compensation separately agreed in writing to be payable to the Amendment No. 1 Arrangers and the Administrative Agent shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least two Business Days prior to the Amendment No. 1 Effective Date).

(f) Immediately after giving effect to this Amendment and the transactions contemplated hereby, (A) the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (B) no Default exists. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in clauses (A) and (B).

(g) The Administrative Agent shall have received an opinion of Latham & Watkins LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Amendment No. 1 Arrangers.

ARTICLE III

Miscellaneous

Section 3.1. Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment No. 1 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 1 Effective Date, the Credit Agreement as amended hereby.

Section 3.2. New Lender. The New Lender hereby consents to this Amendment. Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the execution and delivery of an Assignment and Assumption signed by the New Lender, as assignee, and each Non-Consenting Lender, as assignor (or deemed to have been signed by such Non-Consenting Lender pursuant to Sections 9.02(c) and 9.04(b)(ii) of the Amended Credit Agreement), the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Initial Term Loans and Revolving Commitments in an amount equal to the aggregate principal amount of all Existing Term Loans and Existing Revolving Commitments, as applicable, of all Non-Consenting Lenders, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Lender that does not execute such Assignment and Assumption shall be deemed to have executed and delivered such Assignment and Assumption in accordance with Sections 9.02(c) and 9.04(b)(ii) of the Credit Agreement. After the assignment (or deemed assignment) of Initial Term Loans and Revolving Commitments by each Non-Consenting Lender to the New Lender as contemplated above, the New Lender and the Consenting Lenders shall together hold all of the Initial Term Loans and Revolving Commitments.

Section 3.3. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.4. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 3.5. Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 1 Effective Date, that its guarantee of the Obligations under the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Agreement to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended by this Amendment) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HOYA MIDCO, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

HOYA INTERMEDIATE, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

VIVID SEATS LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

ACTCO LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

TICKET WEBSITE LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

[Signature Page to Project Cubs - Amendment No. 1 to First Lien Credit Agreement]

ACTIVE TICKET COMPANY LP

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

VIVID HOSPITALITY LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

WORLD TICKET SOURCE, LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

SKYBOX TICKET RESALE PLATFORM LLC

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

TICKET FULFILLMENT SERVICES LP

By:	/s/ Frank Petito
	Name:	Frank Petito
	Title	Chief Financial Officer

[Signature Page to Project Cubs - Amendment No. 1 to First Lien Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, an Issuing Bank, Swing Line Lender and Lender

By:	/s/ Robert Chen
	Name:	Robert Chen
	Title:	Managing Director

ROYAL BANK OF CANADA, as a Revolving Lender

By:	/s/ Kamran Khan
	Name:	Kamran Khan
	Title:	Authorized Signatory

SUNTRUST BANK, as a Revolving Lender

By:	/s/ Marshall T. Magnum, III
	Name:	Marshall T. Magnum, III
	Title	Director

JEFFERIES FINANCE LLC, as a Revolving Lender

By:	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to Project Cubs - Amendment No. 1 to First Lien Credit Agreement]

BARCLAYS BANK PLC, as the New Lender

By:	/s/ Robert Chen
	Name:	Robert Chen
	Title:	Managing Director

[Signature Page to Project Cubs - Amendment No. 1 to First Lien Credit Agreement]